STOCKHOLDERS' EQUITY (DEFICIT)	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
STOCKHOLDERS' EQUITY (DEFICIT)

NOTE 11—STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock

The Company has authorized the issuance of 10,000,000 shares of undesignated preferred stock with a par value of $0.0001 per share with rights and preferences, including voting rights, designated from time to time by the board of directors. As of December 31, 2021, there were no issued and outstanding shares of preferred stock.

Common Stock

On July 23, 2021, in connection with the reverse recapitalization treatment of the Merger, the Company effectively issued 425,395,023 new shares of common stock upon the Closing. The Company also converted all 1,155,909,367 shares of its issued and outstanding convertible preferred stock into 1,155,909,367 new shares of common stock as of the Closing of the Merger based upon the conversion rate as calculated pursuant to Legacy Lucid’s memorandum and articles of association. Immediately following the Merger, there were 1,618,621,534 shares of common stock outstanding with a par value of $0.0001. The holder of each share of common stock is entitled to one vote.

Common Stock Warrants

On July 23, 2021, in connection with the reverse recapitalization treatment of the Merger, the Company effectively issued 41,400,000 publicly-traded warrants to purchase shares of its common stock. Each whole warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share. The public warrants were exercisable as of August 22, 2021 and expire on July 23, 2026, if not yet exercised by the holder or redeemed by the Company.

During the year ended December 31, 2021, an aggregate of 41,034,197 public warrants were exercised, of which 25,966,976 were exercised on a cashless basis. The aggregate cash proceeds received from the exercise of these public warrants were $173.3 million. The Company redeemed the remaining 365,803 public warrants that were not exercised by the holders at a redemption price of $0.01 per warrant.

A summary of activity of the Company’s issued and outstanding public warrants is as follows:

December 31,
2021
Public warrants issued in connection with Merger on July 23, 2021	41,400,000
Number of public warrants exercised	(41,034,197)
Public warrants redeemed	(365,803)
Issued and outstanding public warrants as of December 31, 2021	—

Treasury Stock

In October 2021, the Company repurchased an aggregate of 857,825 shares of its common stock, including 712,742 shares from certain employees and 145,083 shares from directors of the Company’s predecessor, Atieva, Inc. at $24.15 per share.

Common Stock Reserved for Issuance

The Company’s common stock reserved for future issuances as of December 31, 2021 and 2020, are as follows:

	December 31,	December 31,
	2021	2020
Convertible preferred stock (on an as-converted basis)	—	957,159,704
Convertible preferred stock warrant (on an as-converted basis)	—	1,546,799
Private warrants to purchase common stock	44,350,000	—
Stock options outstanding	64,119,902	70,675,318
Restricted stock units outstanding	48,234,611	—
Shares available for future grants under equity plans	16,761,960	10,526,235
If-converted common shares from convertible note	36,737,785	—
Total shares of common stock reserved	210,204,258	1,039,908,056